EXHIBIT 10.9

SECOND LOAN MODIFICATION AND WAIVER AGREEMENT

This Second Loan Modification and Waiver Agreement (this “Loan Modification Agreement”) is entered into as of July 24, 2014 by and between (i) SILICON VALLEY BANK, a California corporation (“Bank”), (ii) ECPM HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), (iii) ENDOCHOICE, INC., a Delaware corporation (“EndoChoice”), and (iv) ROBERT S. SMITH, M.D., INC., a Georgia corporation (“Smith”, and together with EndoChoice, individually and collectively, jointly and severally, the “Borrower”).

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of September 9, 2013, evidenced by, among other documents, a certain Loan and Security Agreement, dated as of September 9, 2013, between Borrower and Bank, as amended by a certain First Loan Modification and Waiver Agreement, dated as of March 25, 2013 (as amended, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the “Security Documents”). Hereinafter, the Loan Agreement, the Security Documents and together with all other documents executed in connection therewith evidencing, securing or otherwise relating to the Obligations shall be referred to as the “Existing Loan Documents”.

3. MERGER OF CERTAIN LOAN PARTIES. Borrower has informed Bank that, effective as of July 7, 2014, International, PathOptions and Scope Services were each merged with and into EndoChoice, with EndoChoice remaining as the sole surviving entity (collectively, the “Merger”). Certified copies of the documents evidencing the Merger, as filed with the Secretary of State for the States of Delaware and Georgia, have been provided to the Bank. Such Merger is permitted without the Bank’s prior consent pursuant to the terms of Section 7.3 of the Loan Agreement.

4. DESCRIPTION OF CHANGE IN TERMS.

A.	Modifications to Loan Agreement.

1	The Loan Agreement shall be amended by deleting the following text appearing as Section 6.9(b) thereof:

“(b) Minimum Revenue Growth. Borrower shall achieve the following revenue levels, measured on a quarterly basis for each quarterly period listed below:

Quarterly Period Ending	Minimum Revenue
March 31, 2014	$13,000,000
June 30, 2014	$17,500,000
September 30, 2014	$19,300,000
December 31, 2014	$22,000,000
March 31, 2015	$26,500,000
June 30, 2015	$32,000,000
September 30, 2015, and each quarterly period ending thereafter	$36,000,000

; provided that nothing in this Section 6.9(b) shall be deemed to be an extension of the Revolving Line Maturity Date.”

and inserting in lieu thereof the following:

“(b) Minimum Revenue Growth. Borrower shall achieve the following revenue levels, measured on a quarterly basis for each quarterly period listed below:

Quarterly Period Ending	Minimum Revenue
September 30, 2014	$14,500,000
December 31, 2014	$18,500,000
March 31, 2015	$19,000,000
June 30, 2015	$21,000,000
September 30, 2015, and each quarterly period ending thereafter	$22,000,000

; provided that nothing in this Section 6.9(b) shall be deemed to be an extension of the Revolving Line Maturity Date.”

2	All references in the Loan Documents to International, PathOptions and/or Scope Services are hereby deleted in their entirety.

3	The Compliance Certificate attached as Exhibit B to the Loan and Security Agreement is hereby amended in its entirety and replaced by Exhibit A attached hereto.

5. WAIVER. Borrower and Bank acknowledge and agree that Bank hereby waives testing of the Minimum Revenue Growth financial covenant contained in former Section 6.9(b) of the Loan Agreement for the quarterly compliance period ended June 30, 2014. Bank’s waiver of testing of such Minimum Revenue Growth financial covenant shall apply only to the foregoing specific compliance period. The Borrower hereby acknowledges and agrees that except as specifically provided in this Section, nothing in this Section or anywhere in this Loan Modification Agreement shall be deemed or otherwise construed as a waiver by the Bank of any of its rights and remedies pursuant to the Existing Loan Documents, applicable law or otherwise.

6. DELIVERY OF AUDITED FINANCIAL STATEMENTS. Notwithstanding the terms and conditions of Section 6.2(f) of the Loan Agreement, Borrower shall, as soon as available, and in any event on or before August 15, 2014, deliver to Bank consolidating and audited consolidated financial statements for the fiscal year ended December 31, 2013, from Holdings and its Subsidiaries, prepared under GAAP, consistently applied, together with an unqualified opinion on the audited financial statements from an independent certified public accounting firm reasonably acceptable to Bank.

7. CONDITIONS PRECEDENT. Borrower hereby agrees that the following documents shall be delivered to the Bank prior to or concurrently with the execution of this Loan Modification Agreement, each in form and substance satisfactory to the Bank (collectively, the “Conditions Precedent”):

A.	copies, certified by a duly authorized officer of Borrower, to be true and complete as of the date hereof, of each of (i) the governing documents of Borrower as in effect on the date hereof (but only to the extent modified since last delivered to the Bank), (ii) the resolutions of Borrower authorizing the execution and delivery of this Loan Modification Agreement, the other documents executed in connection herewith and Borrower’s performance of all of the transactions contemplated hereby (but only to the extent required since last delivered to Bank), and (iii) an incumbency certificate giving the name and bearing a specimen signature of each individual who shall be so authorized on behalf of Borrower (but only to the extent any signatories have changed since such incumbency certificate was last delivered to Bank); and

B.	such other documents as Bank may reasonably request.

8. UPDATED ARTICLES OF INCORPORATION. In connection with this Loan Modification Agreement, EndoChoice delivered to Bank a certified copy, certified by the Secretary of State for the State of Delaware, of Endochoice’s Fifth Amended and Restated Certificate of Incorporation, filed as of July 2, 2014.

9. FEES. In addition to the fully-earned, non-refundable modification fee equal to Fifty Two Thousand Five Hundred Dollars ($52,500), which modification fee shall be payable on or before September 30, 2014, Borrower shall pay to Bank on the date hereof a fully-earned, non-refundable modification fee equal to Ten Thousand Dollars ($10,000). Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with the Existing Loan Documents and this Loan Modification Agreement.

10. ADDITIONAL COVENANTS: RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby certifies that, other than as disclosed in the Perfection Certificate or permitted by Section 7.2, no Collateral with a value greater than Ten Thousand Dollars ($10,000) in the aggregate is in the possession of any third party bailee (such as at a warehouse). In the event that Borrower, after the date hereof, intends to store or otherwise deliver the Collateral with a value in excess of Ten Thousand Dollars ($10,000) in the aggregate to such a bailee, then Borrower shall first receive, the prior written consent of Bank and such bailee must acknowledge in writing that the bailee is holding such Collateral for the benefit of Bank. The Borrower delivered an updated Perfection Certificate in connection with this Loan Modification Agreement (the “Updated Perfection Certificate”) dated as of the date hereof, which Updated Perfection Certificate shall supersede in all respects the Perfection Certificate previously delivered to Bank by Borrower. Bank and Borrower agree that all references in the Loan Agreement to “Perfection Certificate” shall hereinafter be deemed to be a reference to the Updated Perfection Certificate.

11. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

12. RATIFICATION OF LOAN DOCUMENTS. Other than as described in this Loan Modification Agreement, Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of the Loan Agreement and each other Loan Document, and of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

13. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

14. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to waive testing of the Minimum Revenue Growth financial covenant described above pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future waivers or any other modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. Other than as expressly described in this Loan Modification Agreement as a result of the Merger, no maker will be released by virtue of this Loan Modification Agreement.

15. JURISDICTION/VENUE. Section 11 of the Loan Agreement is hereby incorporated by reference.

16. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

[Signature page follows.]

This Loan Modification Agreement is executed as of the date first written above.

HOLDINGS:		ENDOCHOICE, INC., as a Borrower

ECPM HOLDINGS, LLC.		By	/s/ Michael J. Lambert
		Name:	Michael J. Lambert
By	/s/ Michael J. Lambert	Title:	CFO
Name:	Michael J. Lambert
Title:	CFO

ROBERT S. SMITH, M.D., INC., as a Borrower

By	/s/ Michael J. Lambert
Name:	Michael J. Lambert
Title:	CFO

BANK:

SILICON VALLEY BANK

By	/s/ Andrew J. Kirk
Name:	Andrew J. Kirk
Title:	Director

Acknowledgment and Agreement:

The undersigned ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Unconditional Guaranty and a certain Guarantor Security Agreement, each dated as of September 9, 2013, and each document executed in connection therewith, and acknowledges, confirms and agrees that the Unconditional Guaranty, the Guarantor Security Agreement and each document executed in connection therewith shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

ECPM HOLDINGS, LLC

By	/s/ Michael J. Lambert
Name:	Michael J. Lambert
Title:	CFO

Exhibit A to Second Loan Modification Agreement

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	ENDOCHOICE, INC., et al.

The undersigned authorized officer of ENDOCHOICE, INC. (for itself and on behalf of each other co-borrower, the “Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (as amended, the “Agreement”), (1) Borrower is in complete compliance for the period ending                      with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries, if any, relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No

Annual financial statement (CPA Audited) + CC	FYE within 180 days (for FYE ended December 31, 2013, on or before August 15, 2014)	Yes No

10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No

A/R & A/P Agings	Monthly within 30 days	Yes No

Transaction Reports	(i) with each request for an Advance, (ii) on the 15th (or the immediately preceding Business Day if the 15th is not a Business Day) and the last Business Day of each month when a Streamline Period is not in effect, and (iii) within fifteen (15) days after the end of each month when a Streamline Period is in effect	Yes No

Projections	FYE within 30 days	Yes No

Financial Covenant	Required		Actual	Complies

Maintain as indicated:

Minimum Revenue		*	$	Yes No

*	See Section 6.9(b)

Streamline Period - Performance Pricing		Applies

Adjusted Quick Ratio ≥ 1.15:1.00	Prime + 1.50%	Yes No

Adjusted Quick Ratio < 1.15:1.00	Prime + 2.50%	Yes No

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

EndoChoice, Inc., et al.	BANK USE ONLY

Received by:
By:		AUTHORIZED SIGNER
Name:	Date:
Title:
Verified:
AUTHORIZED SIGNER
Date:

	Compliance Status:	Yes No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

II.	Minimum Revenue Growth (Section 6.9(b))

Required: Borrower shall achieve the following revenue levels, measured on a quarterly basis for each quarterly period listed below:

Quarterly Period Ending	Minimum Revenue
September 30, 2014	$14,500,000
December 31, 2014	$18,500,000
March 31, 2015	$19,000,000
June 30, 2015	$21,000,000
September 30, 2015, and each quarterly period ending thereafter	$22,000,000

Actual: All amounts measured on a quarterly basis

A. Borrower’s consolidated revenue	$

Is line A equal to or greater than $[        ]?

No, not in compliance	Yes, in compliance